UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — December 17, 2007

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 299-9375

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into Material Definitive Agreement.

On December 17, 2007, Assured Guaranty Ltd. (the “Company”) and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Company agreed to sell to the Underwriters 11,764,705 common shares of the Company and granted to the underwriters the option to purchase an additional 1,764,705 common shares.  A copy of the Underwriting Agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 17, 2007, among Assured Guaranty Ltd., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel and Secretary

Date:  December 21, 2007